UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2010

HENRY BROS. ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16779	22-3690168
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

17-01 Pollitt Drive Fair Lawn, NJ  07410

(Address of principal executive offices) (Zip Code)

(201) 794-6500

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 11, 2010, Henry Bros. Electronics, Inc. (and referred to herein as the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the Company’s financial results for the quarter ended June 30, 2010.  The Company hosted an earnings call on August 12, 2010, a transcript of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference, announcing the Company's financial results for the quarter ended June 30, 2010.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

99.1	Press release issued by Henry Bros. Electronics, Inc., dated August 11, 2010
99.2	Transcript of Earnings Call by Henry Bros. Electronics, Inc. held August 12, 2010

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Henry Bros. Electronics, Inc.
(Registrant)

Date: August 16, 2010

/S/ John P. Hopkins
John P. Hopkins
Chief Financial Officer
(authorized officer and principal financial officer)